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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JULY 18, 2005


                            VIAVID BROADCASTING INC.
             (Exact name of registrant as specified in its chapter)


           NEVADA               _________________________        98-0206168
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


 11483 WELLINGTON CRESCENT, SURREY, BRITISH COLUMBIA CANADA       V3R 9H1
          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code - 604-588-8146

          (Former name or former address, if changed since last report)

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 18, 2005, the Company issued a press release reporting the Company's year end results for the fiscal year ended March 31, 2005. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ViaVid Broadcasting, Inc. (Registrant)

                            By: /s/ Brian Kathler
                            -------------------------------------------
Date:  July 20, 2005        President (Principal Executive Officer and
                            Principal Accounting Officer)


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                                  EXHIBIT INDEX


 EXHIBIT NUMBER                       DESCRIPTION OF DOCUMENT
-----------------         ------------------------------------------------
      99.1                Press Release Dated July 18, 2005 (furnished,
                          not filed)